"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT
(i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (ii) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."


                           SECURED, SUBORDINATED NOTE


     FOR VALUE RECEIVED, eROOM SYSTEM TECHNOLOGIES, INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to __________________ (the "Holder") or order, without demand, the sum of ______________ $_________, with simple interest accruing at the annual rate of 9%, on October ___, 2000 or such earlier date on which the Borrower consummates a public offering of securities ("Closing") (the "Maturity Date").

     The following terms shall apply to this Note:


                                    ARTICLE I
                           DEFAULT RELATED PROVISIONS

     1.1 PAYMENT GRACE PERIOD. The Borrower shall have a two (2) day grace period to pay any monetary amounts due under this Secured Note ("Note"), after which grace period a default interest rate of 16% per annum shall apply to the amounts owed hereunder, provided, however, if the Maturity Date occurs upon Closing there shall be no grace period and this Note shall be payable at Closing.

     1.2 INTEREST RATE. On the Maturity Date, accelerated or otherwise, the Borrower shall pay interest at the annual rate of 9% per annum.

                                   ARTICLE II

                                EVENT OF DEFAULT

     The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived:

     2.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of two (2) days after written notice to the Borrower from the Holder.

     2.2 BREACH OF COVENANT. The Borrower breaches any material covenant or other term or condition of this Note or the Loan Subscription Agreement and such breach continues for a period of seven (7) days after written notice to the Borrower from the Holder.

     2.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Borrower made herein, in the Loan Subscription Agreement entered into by the Holder and Borrower in connection with this Note, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading.

     2.4 RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     2.5 JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

     2.6 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

     2.7 LISTING. The Common Stock of the Company shall not qualify for listing on the NASDAQ SmallCap Market or the Company receives notification that the Borrower is not in compliance with the conditions for such listing.

     2.8 CONFESSION OF JUDGMENT. A confession of judgment by the Borrower or a default (not existing as of the date of this Note) under any one or more obligations in an aggregate monetary amount in excess of $100,000.

     2.9 REGISTRATION DEFAULT. The occurrence of a failure to comply with the terms of Section 10 of the Loan Subscription Agreement.

     2.10 CROSS DEFAULT. The occurrence of a material default or an Event of Default as that term is defined in any other material agreement to which the Company is a party (not existing as of the date of the Note).

                                   ARTICLE III
                                  MISCELLANEOUS

     3.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     3.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Holder or the Company on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the person giving Notice on a holiday date that precedes such notice. Any notice received on any of the aforedescribed holidays may be deemed to be received and effective as if such notice had been received on the first business day after the holiday. For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be eRoom System Technologies, Inc., c/o Gregory Hrncir, Esq., 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109, telecopier number (702) 792-2403. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided.

     3.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     3.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

     3.5 COST OF COLLECTION. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     3.6 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning this Note shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

     3.7 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this 13th day of April, 2000.






                               By:
                                  -------------------------------
                                     Steven L. Sunyich
                                     Chief Executive Officer


WITNESS:



-------------------------------


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